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                                                                   EXHIBIT 10.92

                               [NELNET LETTERHEAD]

                                 June 25, 2003

                  Societe Generale
                  181 West Madison Street
                  Suite 3400
                  Chicago, IL 60602
                  Attn: Securitization

                  Ladies and Gentlemen:

                           Pursuant to Section 2.03 of the Warehouse Note
                  Purchase and Security Agreement, dated as of May 1,2003 (the "Warehouse Note Purchase and Security Agreement"), among Nelnet Education Loan Funding Inc. (the "Borrower"}, Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, YC SUSI Trust, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barron Capital Corporation, as a conduit leader, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, the Borrower hereby request that the Societe Generale Facility Group increase its Commitment under the Warehouse Note Purchase and Security Agreement from $250,000,000 to $350,000,000 effective on July 21, 2003. Please acknowledge your acceptance, as the Societe Generale Facility Agent on behalf of the Societe Generale Facility Group, of this increase in the Commitment of Societe Generale, as Alternate Lender, for the Societe Generale Facility Group by executing and returning this letter to us. Your execution of this letter shall constitute the written ovidence that the Societe Generale Facility Group has agreed to increase its Commitment pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement.

                           On the effective date of suck increase, being July
                  21, 2003, the Borrower will provide Societe Generale, as the Societe Generale Facility Agent, with a replacement Senior
                  Note in the maximum principal amount of $332,500,000 and a replacement Subordinate Note in the maximum principal amount of $17,500,000 in exchange for the existing Senior Note and Subordinate Note issued to the Societe Generale Facility Group.

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[NELNET LOGO]

                           Capitalized terms used in this letter and not defined
                  herein shall have the meanings assigned to such terms in the Warehouse Note Purchase and Security Agreement.

                                    Very truly yours,

                                    NELNET EDUCATION LOAN FUNDING,
                                    INC.

                                    By  /s/ Terry Heimes
                                       ----------------------------
                                    Title: President

                  ACCEPTED AND AGREED TO:

                  SOCIETE GENERALE,
                  as Societe Generale Facility Agent

                  By  /s/ Paul Schmieder
                     ----------------------------------------
                  Title: Director

                  cc: Wells Fargo Bank Minnesota, National Association. 6th and Marquette Avenue
                           Minneapolis, Minnesota 55479-0069
                           Attn: Corporate Trust Department

                           Societe Generale
                           1221 Avenue of the Americas
                           New York, NY 10020
                           Attn: Paul Schmieder

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